Exhibit 10.23

As of March 1, 2012, agreements substantially in the form attached have been entered into between the Company each non-employee director other than Steven D. Pratt:

Date	Number of Shares
May 7, 2011	76

Agreements substantially in the form attached have been entered into between the Company and non-employee directors with appropriate changes to reflect:

•      Name

•      Date

•      Number of Shares

STOCK AWARD AGREEMENT

This Stock Award Agreement (“Agreement”), dated as of                       , is between ESCO Corporation, an Oregon corporation (the “Company”), and                                       (“Director”).

1.             Award of Stock.

1.1.          Award.  Subject to the terms and conditions of this Agreement, the Company awards to Director                shares of the Company’s Class A Common Stock (the “Shares”) pursuant to the Company’s 2010 Stock Incentive Plan in connection with Director’s service as a director.

1.2.          Investment Intent; Capacity to Protect Interests.  Director represents and warrants to the Company that the Shares are being acquired by Director solely for Director’s own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell, or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction registered under or exempt from registration under the Securities Act of 1933, as amended.

2.             Legends.  All certificates representing any of the Shares will contain the following legend, in additional to one or more legends referring to applicable contractual restrictions on transfer or repurchase rights of the Company:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ISSUED WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE “ACT”) OR ANY STATE SECURITIES LAWS.  THEY MAY NOT BE SOLD, ASSIGNED, PLEDGED OR OTHERWISE TRANSFERRED FOR VALUE UNLESS THEY ARE REGISTERED UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE CORPORATION RECEIVES AN OPINION OF COUNSEL SATISFACTORY TO IT, OR OTHERWISE SATISFIES ITSELF, THAT REGISTRATION IS NOT REQUIRED.”

3.             Governing Law.  This Agreement will be governed by, and will be construed and enforced in accordance with, the laws of the State of Oregon.

ESCO CORPORATION

By:
Name:
Title:

DIRECTOR

(Signature)

(Print Name)